                        MFS(R) SPECIAL OPPORTUNITIES FUND

                        Supplement to Current Prospectus


         The Board of Trustees responsible for overseeing the Fund is expected to consider at its next regular meeting on February 10, 1999 a proposal to terminate and liquidate the Fund, effective February 19, 1999 or as soon thereafter as is practicable (the "Termination Date"). If the proposal is approved by the Board, sales of shares of the Fund will be suspended and any shareholder who has not redeemed or exchanged all shares in his or her account by the Termination Date will have his or her shares automatically exchanged on the Termination Date for shares of MFS(R) Money Market Fund.











                The date of this Supplement is January 22, 1999.